UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 8, 2005 (March 2, 2005)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction of	(Commission File	(Employer Identification
incorporation)	Number)	Number)

5200 Maryland Way, Suite 400, Brentwood ,TN 37027-5018
(Address of principal executive offices)

(615) 221-8884
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 AMENDMENT TO 1991 NONQUALIFIED STOCK OPTION PLAN
EX-10.2 AMENDMENT TO 1995 NONQUALIFIED STOCK OPTION PLAN

Item 1.01. Entry into a Material Definitive Agreement.

     On March 2, 2005 the Board of Directors of American HomePatient (the “Company”) approved an amendment to the Amended and Restated American HomePatient, Inc. 1991 Nonqualified Stock Option Plan to reserve an additional 500,000 options under such plan. The Board of Directors of the Company also approved an amendment to the Company’s 1995 Nonqualified Stock Option Plan for Directors to extend the expiration date of such plan to April 30, 2010. Copies of each of these amendments are attached hereto.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Number	Exhibit
10.1	Amendment No. 1 to the Amended and Restated American HomePatient, Inc. 1991 Nonqualified Stock Option Plan.

10.2	Amendment No. 2 to the 1995 Nonqualified Stock Option Plan for Directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Stephen L. Clanton
Stephen L. Clanton
Executive Vice President, Chief Financial Officer and Treasurer

Date: March 8, 2005

EXHIBIT INDEX

Number	Exhibit
10.1	Amendment No. 1 to the Amended and Restated American HomePatient, Inc. 1991 Nonqualified Stock Option Plan.

10.2	Amendment No. 2 to the 1995 Nonqualified Stock Option Plan for Directors.